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                              COMPLETEL EUROPE N.V.
                             2000 STOCK OPTION PLAN


                          AS AMENDED SEPTEMBER 14, 2001



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INTRODUCTION

The following represents the stock option plan (the "Plan") of CompleTel Europe N.V., a company incorporated under the laws of the Netherlands (the "Company"), having its seat (STATUTAIRE ZETEL) at Amsterdam and its registered address at Kruisweg 609, 2132 NA Hoofdorp, The Netherlands, registered with the Amsterdam Chamber of Commerce under number 34108119 as adopted and approved by the Supervisory Board and shareholders on December 10, 1999, and amended on December 20, 2000.


ARTICLE 1. - DEFINITIONS

For the purposes of this Plan,

         (i) "AFFILIATED COMPANY" means (a) a company in which the Company directly or indirectly owns a majority of the shares of stock or other capital interest of that company, (b) a company that directly or indirectly owns a majority of the shares of stock or other capital interest of the Company, or (c) a company in which CompleTel LLC, a limited liability company formed under the laws of the State of Delaware, United States of America, directly or indirectly owns 100% of the shares of stock or other capital interest.

         (ii) "BOARD OF MANAGEMENT" means the body that is appointed by the Company's shareholders generally upon the nomination of the Supervisory Board as provided in the Company's Articles of Association as amended in accordance with applicable law from time to time.

         (iii) "EMPLOYEE" means any employee of the Company or any Group Company or any member of the Board of Management in their capacity as beneficiaries under the Plan.

         (iv) "FAIR MARKET VALUE" means the closing price of the Company's ordinary shares on the Paris Bourse, or the principal stock exchange outside the United States on which the Shares are traded, on the date on which the Option is granted, as reported in the principal consolidated transaction reporting system for the exchange, or if no sale took place on such day, or if the market is closed on such day, the closing price on the last day prior to the date of grant on which a sale took place and the market was open for the transaction of business; provided, that if the ordinary Shares are not listed on a European stock exchange, fair market value shall be determined as set forth above using the closing price on Nasdaq; provided further, that the Option Price of an Option granted to Employees that are residents of France shall equal or exceed 80% of the average closing price of a Share on the Paris Bourse for the 20 trading days immediately preceding the date of grant; further provided, that in no event shall the Option Price for an Option granted to any Employee be lower than the price permitted by applicable law on the date of grant. If the shares are not traded on a stock exchange, Fair Market Value shall be determined as provided in Article 8.

         (v)      "GROUP COMPANY" means the Company or one of its Affiliated
                  Companies.

         (vi) "OPTION" means a right to subscribe for or purchase Shares pursuant to this Plan.


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         (vii)    "OPTION DATE" means in relation to any Options, the date on which the Options are, were or are to be granted.

         (viii) "OPTION TERM" means the period during which an Option is exercisable, which shall be established by the Board of Management pursuant to Article 5.5.

         (ix) "SHARES" means the ordinary shares in the capital of the Company.

         (x) "SECTION 16 EMPLOYEE" means an Employee, including Employees who are members of the Board of Management, who are subject to the rules promulgated under Section 16 of the United States Securities Exchange Act of 1934, as amended.

         (xi) "SUPERVISORY BOARD" means the body that is appointed by the Company's shareholders as provided in the Company's Articles of Association as amended in accordance with applicable law from time to time.


ARTICLE 2. - GRANTING OF OPTIONS

         2.1 The Company may grant Options to Employees upon the approval of the Board of Management or the Supervisory Board, as the case may be. No Option shall be granted to an Employee unless the Employee has commenced work with the Company or Affiliated Company, as the case may be. Options may be granted to new Employees upon the day of commencement of their work with the Company or Affiliated Company, as the case may be.

         2.2 The total number of Shares with respect to which Options may be granted pursuant to this Plan shall be 18,919,960, EURO 0.10 nominal value, each. Shares issued or issuable upon exercise of Options shall be applied to reduce the maximum number of Shares available for use under the Plan. Shares underlying expired, forfeited, or terminated and unexercised Options are available for reissue for grant of Options under this Plan.

         2.3 In case any of the events mentioned in Article 4.2 occurs, the Board of Management will adjust the maximum number of Shares under Article 2.2 accordingly, subject to any applicable regulatory approval.

         2.4 The Board of Management or the Supervisory Board, as the case may be, shall determine from time to time the form or forms of the agreement with Employees which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and Employee with respect to option grants under the Plan (referred to in this Plan as an "Option Agreement") furnished by the Company to the Employee. The Option Agreement shall include such terms and conditions that are not inconsistent with the terms of this Plan as the Board of Management or the Supervisory Board, as the case may be, may approve.

         2.5 If at any time the number of shares underlying any Option granted under the Plan that are vested and exercisable includes a fractional share, the number of shares as to which the Option shall actually be vested and exercisable shall be rounded down to the next whole share. The Board of Management or the Supervisory Board, as may be the case, in its sole discretion may from time to time determine to issue fractional shares if permissible under applicable law.


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ARTICLE 3. - PLAN ADMINISTRATION

         3.1. Except as provided in Section 3.2, the Board of Management shall have the discretion and authority to grant Options with such terms, which may be different from the general terms set forth in this Plan OR Appendix to the Plan, as the Board of Management determines to be necessary or appropriate in order to comply with the laws of the country in which the Employee resides or is employed or for whatever reason. The Board of Management, to the extent appropriate under applicable law, may delegate its authority under this Plan to a subcommittee of the Board of Management and such other individuals as the Board of Management may appoint to serve on the subcommittee. The power and authority delegated to the subcommittee shall be subject to such restrictions and conditions as the Board of Management, in its sole discretion, may impose. The delegation shall be as broad or as narrow as the Board of Management shall determine. However, if the law of the country in which the Employee resides or works requires that Options be granted by the Board of Management, then Options granted to Employees living or working in that country shall be granted only by the Board of Management and there shall be no delegation of authority by the Board of Management with respect to such Options.

         3.2 To the extent required to comply with Rule 16b-3 ("Rule 16b-3") promulgated by the United States Securities and Exchange Commission under
Section 16 of the Securities Exchange Act of 1934, as amended, the Supervisory Board shall specifically approve each grant of an Option to a Section 16 Employee.

         3.3 The Board of Management, or the Supervisory Board, as the case may be, may modify or amend the terms and conditions of any Options; may authorize any officer of the Company to execute on behalf of the Company any instrument required to effect the grant of an Option under the Plan previously approved by the Board of Management or Supervisory Board; may designate from time to time a brokerage or financial institution to process and administer the exercise of all Options granted under the Plan; and may establish such other terms and requirements of the Option not inconsistent with the Plan, and rules and requirements for carrying out the purpose of the Plan as it deems proper and in the best interests of the Company. No member of the Board of Management or Supervisory Board, as the case may be, shall be liable for any action or determination made in good faith. The determinations and interpretations of the Board of Management or Supervisory Board, as the case may be, shall be binding and conclusive for all purposes and on all persons.


ARTICLE 4. - OPTION PRICE

         4.1 The price to be paid to acquire the Shares ("the Option Price") shall be at least equal to the Fair Market Value. Fair Market Value shall be determined (a) in accordance with Article 1(iv) or Article 8, as the case may be, or (b) if such laws are applicable to this Plan and are mandatory, under the laws of the country in which the Employee to whom the Option is granted works or resides.

         4.2 If after the Option date one of the following events occurs:

             X        a split of the Shares in Shares with a lower value;
             X        a repayment of capital on the Shares;

             X the issue of shares in the capital of the Company out of the retained earnings or the capital surplus account;


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             -        a recapitalization, spin-off or other dilutive change
                      in the Company's capital structure;

then the Option Price and/or the number of the Shares with respect to which Options have been granted will be adjusted if reasonably necessary, in such a way that the intrinsic value of the Options immediately after the above-mentioned occasions is equal to the intrinsic value of the Options immediately before such occasion.


ARTICLE 5. - OPTION EXERCISE AND NON-TRANSFERABILITY

         5.1 Except as otherwise approved by the Board of Management or the Supervisory Board, as the case may be, at the time an Option is granted or thereafter, Options may only be exercised by the Employee, or if the Employee shall become permanently disabled or has died, by the administrator of the Employee's estate or his or her heirs (hereinafter jointly and severally referred to as the "Legal Successors").

         5.2 Options may be exercised in full or in part.

         5.3 Options shall be exercised via notice provided by the Employee which shall be in any manner and in any form authorized by the Company from time to time, and paying in full, at the time the exercise notice is provided or at such other time as the Board of Management may establish, the total exercise price for the shares being purchased. Any such notice of exercise shall state the number of Shares to be acquired pursuant to such exercise.

         At the time of exercise of an Option, the exercise price for the shares to be purchased shall be paid by any of the following methods or any combination of the following methods:

                  (A) in cash;

                  (B) by certified check, cashier's check or other check acceptable to the Company;

                  (C) at the election of the Employee and subject to acceptance by the Company, by selling and transferring to the Company a number of Shares then owned by the Employee at the Fair Market Value, as defined below, which equals the exercise price of the Shares to be purchased pursuant to the Option; provided however, that no Option may be exercised by the sale of Shares unless the Shares have been held by the Employee for more than six months and provided that the Company is able by applicable Dutch and United States law, and any other applicable indentures, agreements and covenants binding the company and its properties, to purchase the Shares. The Fair Market Value of any Shares delivered pursuant to this subsection (C) shall be the Fair Market Value as of the date the Option is exercised; the date the Option is exercised shall be the day of delivery of the certificates of the Shares used pursuant to this subsection (C).

                  (D) by delivering to the Company (I) a properly completed exercise notice, (II) irrevocable instructions to a broker to sell a sufficient number of the shares being exercised to cover the exercise price and to promptly deliver to the Company the amount of sales proceeds required to pay the exercise price and any required tax withholding relating to the exercise, and (III) such other documentation as the broker and the Board of Management shall require to effect


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         a same-day exercise and sale.

                  (E) by delivering to the Company (I) a properly completed exercise notice, (II) irrevocable instructions to a broker or other third party acceptable to the Company to hold the shares being exercised as collateral for a loan to the Employee of an amount sufficient to cover the exercise price and to promptly deliver to the Company the amount of loan proceeds required to pay the full amount of the exercise price and any related withholding taxes, and (III) any other documentation that the Company and the broker or other third party require to effect the transaction.

                  (F) such other consideration and method of payment for the issuance of shares to the extent permitted under applicable laws, rules and regulations and the Option Agreement.

         5.4 Except as otherwise approved by the Board of Management and provided in the Option Agreement, an Option granted to an Employee shall not be transferable by the Employee other than by will or the laws of descent and distribution. An option granted to an Employee shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

         5.5 At the time an Option is granted, the Board of Management or the Supervisory Board, as the case may be, or, if required by the law of country in which the Employee works or resides, the Company's shareholder shall determine the length of the Option Term; provided however, that the Option Term must end, in all cases, not more than ten years from the date the Option is granted. The Option Agreement, if applicable, shall also set forth any installment or other restrictions on exercise of the Option during such period, if any, as may be determined by the Board of Management or the Supervisory Board, as the case may be. Each Option shall vest and become exercisable and unconditional at such times or upon such events, as determined by the Board of Management or the Supervisory Board, as the case may be, and as specified in the Option Agreement or in an Appendix to the Plan. An Option may be exercised only during the Option Term, except as provided in Article 7, and at such times as it has become exercisable and unconditional.

         5.6 Options may not be exercised if the Employee has insider information as defined in the Insider Trading Rules. However, the prohibition on insider trading is not applicable to Options which are exercised on the last day of the Option Term or within the period of five working days immediately preceding the expiration of the Option Term. In such a case, the Employee concerned, if he can be deemed to be insider as defined in the Insider Trading Rules, does not need to report such a transaction to the Securities Board of The Netherlands (Stichting Toezicht Effectenverkeer).


ARTICLE 6. - DELIVERY OF SHARES

         6.1 Promptly after the exercise of an Option and upon payment in full of the Option Price, the Company will transfer the number of Shares in respect of which the Option is exercised against payment in full of the Option Price. However, the Company shall not be obligated to transfer any Shares unless the Employee has made arrangements satisfactory to the Company to satisfy all withholding requirements.


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ARTICLE 7. - CONSEQUENCES OF TERMINATION OF EMPLOYMENT

         7.1 If the Employee is no longer employed by a Group Company because of retirement in accordance with the Company's or Affiliated Company's retirement policy, permanent disability or death, the unexercised Options (if any) will expire one year after the date of such termination, or at the end of the Option Term, whichever is earlier; it being understood that in the case of the death of an Employee, the expiration shall never be earlier than 6 months after the date of death. Such unexercised Options may be exercised only to the extent that they were vested, exercisable, and unconditional on the date of termination of employment or the date of death, as applicable.

         7.2 If the Employee is dismissed by the Company because of a so-called "urgent reason" ("dringende redenen") under Dutch law or similar reason under the laws of the jurisdiction in which the Employee is employed, or because of documented and material non-performance by the Employee, then all Options shall expire immediately and without notice.

         7.3 If the Employee is no longer employed within a Group Company for a reason other than those referred to in Article 7.1 or 7.2 (or in case of a dispute, it is determined that the Company's claim on the application of Article
7.2 was not justified), any unexercised Options will expire 30 days after the termination of employment, or at the end of the Option Term, whichever is earlier. Such unexercised Options may be exercised only to the extent that they were vested, exercisable, and unconditional on the date of the termination of employment.

         7.4 At the time an Option is granted, the Board of Management or the Supervisory Board, as the case may be, may approve deviations from the provisions under Article 7.


ARTICLE 8. - FAIR MARKET VALUE OF THE SHARES

         8.1 All sections of Article 8 will only apply if the Shares are not listed on a stock exchange. If the Shares are listed on a stock exchange, the definition of "Fair Market Value" in Article 1(iv) shall apply.

         8.2 Unless it is required under the laws of the country in which the Employee to whom the Option is granted works or resides to determine Fair Market Value by another method, the Fair Market Value as referred to in this Article shall be determined by the Board of Management according to procedures established by the Board of Management. It is anticipated that the procedures will include the manner in which a professional advisor may be engaged by the Board of Management in its sole discretion in order to verify the valuation and the manner in which a disagreement between an Employee and the Company regarding the Fair Market Value will be settled, including an objective mechanism involving a professional advisor not involved in the first determination verifying whether or not the determination of the Fair Market Value by the Board of Management is reasonable.

         To avoid excessive administration, the Fair Market Value under this
Article 8 will be established no more frequently than once every six months using the then current valuation methodology, and the most recent prior valuation shall be deemed to be the Fair Market Value at the relevant date. If there has been an event which in the sole discretion of the Board of Management is likely to have a material effect on the Fair Market Value then a new valuation may be carried out.


                                       6
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ARTICLE 9. - TAXES AND SOCIAL SECURITY PREMIUMS; WITHHOLDING

         9.1 In accordance with the laws of the jurisdiction in which the Employee works or resides, the Company or any Affiliated Company shall be entitled to withhold, and the Employee shall be obliged to pay, the amount of any tax, social security contributions, or any other charges attributable to or payable in connection with the grant, vesting or exercise of any Option.

         9.2 The Board of Management may establish appropriate procedures to provide for any such payment and to ensure that the Company or the Affiliated Company receives advice concerning the occurrence of any event that may create, or affect the timing or amount of, any obligation to pay or withhold any such taxes or social security contributions or which may make available to the Company or such Affiliated Company any tax deduction resulting from the occurrence of such an event.

         9.3 The Company or any Affiliated Company may, by notice to the Employee and subject to such rules as the Board of Management may adopt, require that the Employee pay at the time of exercise of any Option an amount estimated by the Company or any Affiliated Company to cover all or a portion of the tax and/or employee's social security or other contributions payable in connection with the grant, vesting or exercise of any Option. Alternatively, the Company or any Affiliated Company may deduct from salary or other sums payable to the Employee at any time after the exercise of an Option such amounts as may be necessary to cover tax and/or employee's social security or other contributions payable in connection with the grant, vesting or exercise of the Option to the extent that such deductions are permitted under applicable law.

         9.4 Any tax or social security or other contributions payable by the Employee or his Legal Successors with respect to the granting, maintaining or the exercising of the Options or the sale of the Shares is for the account of the Employee or his Legal Successors, respectively.

         9.5 If (part of) the Options are not exercised, any tax and/or social security premiums paid will not be refunded or compensated by the Company.

         9.6 The Company's obligation to transfer any Shares upon exercise of an Option are subject to the Employee's satisfaction of all withholding obligations attributable to the grant, vesting, or exercise of any Option.


ARTICLE 10. - MERGER AND TAKE-OVER

         10.1 In case of change of control (or ownership) of 50 percent or more of the Shares of the Company or merger of the Company with another enterprise to which the Shares in the Company have to be surrendered in exchange for the issue of other shares or in case of 50 percent or more of the Shares in the Company are taken over (collectively, a "Change of Control"), the Company may make provision for such disposition or adjustment of the Options as the Board of Management determines, in its sole discretion, to be equitable.

         Furthermore, should an Employee be dismissed after a Change of Control, other than for "urgent reasons" ("dringende redenen"), Article 7.3 shall not be applicable to such Employee for any Options still held by such Employee, it also being understood that the Employee concerned shall have a one year period from the effective date of termination of employment (or the end of the Option Term, whichever comes earlier) to exercise the Options concerned.


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         10.2 In the case of a merger or other reorganization in which the
Company is not the surviving entity, the Board of Management may require holders of Options to exchange their Options for new options under the new merged entity's stock option plan, provided always that such new options will be at least equivalent in value to the Options, or may provide for such other adjustment to the Options that the Board of Management, in its sole discretion, deems equitable.

         10.3 In the case of any event described in section 10.1 or section 10.2, the Board of Management may, in its sole discretion, cause any or all outstanding Options to become fully vested at the time or times designated by the Board of Management.


ARTICLE 11. - EMPLOYMENT

         Neither the grant of the Options nor this Plan itself or any provision therein shall be interpreted as an obligation of the Company or an Affiliated Company to employ the Employee for a certain period of time or to guarantee him a certain salary or position.


ARTICLE 12. - INSIDER TRADING RULES

         By accepting the Options, the Employee agrees to adhere to the Company's insider trading policy, as may be amended from time to time. Employees who may be deemed to be insiders further agree to adhere to any applicable notification or other requirements, including without limitation the notification requirements under Dutch law.


ARTICLE 13 - SPECIAL RULE FOR MEMBERS OF THE BOARD OF MANAGEMENT

Members of the Board of Management do not have the liberty to accept or refuse Options which are granted to them under this Plan. Before the first grant of Options under this plan or, as the case may be, upon the commencement of his membership of the Board of Management, a member of the Board of Management has to decide whether or not he wants to participate in the Plan. If he decides to participate, he must accept the options granted to him as long as the Plan is valid, and if he decides not to participate, he will similarly not be offered options as long as the Plan is valid.


ARTICLE 14. - NOTICES

         14.1 Notices pursuant to this Plan to be submitted by the Company to the Employee, shall be deemed to be addressed correctly if they have been sent to the address of the Employee as known by the personnel department of the Group Company concerned.

         14.2 Notices pursuant to this Plan to be submitted by the Employee to the Company, other than Option exercise notices which shall be submitted in the form and manner determined by the Board of Management from time to time, shall be deemed to be addressed correctly if they have been sent to the address of the Company as known with the Chamber of Commerce in Amsterdam, with a copy to the Controller of the Company at Tour Egee, 9-11 Allee De L'Arche, 92671 Courbevoie Cedex, France.


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ARTICLE 15. - AMENDMENT AND TERMINATION

         The Board of Management may at any time terminate, and at any time and from time to time may amend or modify, the Plan. No amendment, modification or termination of the Plan shall in any manner adversely affect any Options, theretofore granted under the Plan, without the consent of the Employee holding such Options.

ARTICLE 16. - CHOICE OF LAW AND JURISDICTION

         This Plan will be governed by Netherlands law. All disputes arising in connection with this Plan, except for disputes arising under article 8.2, shall be brought before the competent court in the district of Amsterdam.


                                       9
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                                   APPENDIX A

GRANTS TO EMPLOYEES RESIDENT IN FRANCE (FRENCH OPTION GRANTS)


Options granted to Employees who are resident in France shall be granted under the rules in this Appendix. Such Options shall be designated "French Options" in the applicable option grant approval and, or option agreement. Except as set forth in this Appendix, Options granted under this Appendix shall be deemed to have been granted under the Plan as if the same had been incorporated into this Appendix.

The following provisions shall apply in addition to or in substitution for, as the case may be, the provisions contained in the body of the Plan.

Article 2.1 of the Plan shall be amended by insertion of the following at the end of the section:

         **1 "Options may be granted only to Employees under this Appendix provided, however, that directors who are also Employees of the Company or Affiliated Company may be granted Options."

Article 4.2 of the Plan shall be deleted and replaced by the following:

         "If after the Option date one of the following events occurs:

         A reduction of share capital necessary under French law when the Company's equity is reduced to less than half the share capital;
         a capital increase by capitalization of retained earnings, profits, or issue premium;
         a capital increase in cash;
         a free distribution of shares and/or retained earnings, either in cash or in securities;
         the issue of convertible bonds or exchangeable bonds, or bonds with subscription rights attached;
         the issue of preferred shares without voting rights;
         the Company is listed on a regulated market and has purchased its own Shares at a purchase price that is higher than the list price of the Shares; then the Option Price will be adjusted in compliance with French law and regulation; moreover, in order to permit the Employee to invest, at the time of the exercise of the Options, an amount that is equal to the amount that was contemplated at the time when he accepted the Option, the number of Shares with respect to which the Option has been granted will be adjusted in a manner whereby the total amount of the purchase by the Employee of such Shares will remain the same."

 Article 5:

         Article 5.1 of the Plan shall be amended by the insertion of the following at the end of the section:

                  In the case of the disability of a French Employee, options may only be exercised by the beneficiary and not by their heirs or administrator.

Article 5.5 of the Plan shall be amended by the insertion of the following:


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         "An Option may be exercised for a period of ten years after the date it is granted, to the extent the Option has become unconditional and exercisable."

RESTRICTION ON SALE:

Article 6.3 of the Plan shall be amended by the insertion of the following:

         "As and from April 27, 2000 and with respect of all options granted with effect on or after April 27, 2000 the Shares acquired pursuant to the exercise of an Option shall not be transferred or disposed of in any manner prior to the fourth (4th ) anniversary following the allocation of Options. With respect to all options granted on or before April 27, 2000, the Shares acquired pursuant to the exercise of an Option shall not be transferred or disposed of in any manner prior to the fifth (5th ) anniversary following the allocation of Options."

VESTING AND EXERCISABILITY:

The Option shall become vested and exercisable beginning on the second anniversary of the date of grant (allocation) if the Employee is employed on each vesting date and has been employed continuously by a Group Company since the date of grant (allocation), according to the following schedule:

       ---------------------- ---------------------------
                              PERCENTAGE OF SHARES
       ANNIVERSARY  OF        BECOMING VESTED AND
        DATE OF GRANT         EXERCISABLE ON EACH DATE
       ---------------------- ---------------------------
       First                  0%
       ---------------------- ---------------------------
       Second                 60%
       ---------------------- ---------------------------
       Third                  80%
       ---------------------- ---------------------------
       Fourth                 100%
       ---------------------- ---------------------------
       Fifth                  100%
       ---------------------- ---------------------------

An Option shall not be vested and exercisable as to any shares as to which the vesting requirement specified above has not been satisfied, regardless of the circumstances under which the Employee's employment shall be terminated. Except as provided in Article 7 of the Plan, the number of shares as to which the Option may be exercised shall be cumulative, so that once the Option shall become vested and exercisable as to any shares, it shall continue to be exercisable and exercisable as to such shares, until expiration or termination of the Option. If at any time the number of shares that are vested and exercisable includes a fractional share, the number of shares as to which the Option shall actually be vested and exercisable shall be rounded down to the next whole share.


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                                   APPENDIX B

GRANTS TO EMPLOYEES RESIDENT IN GERMANY (GERMAN OPTIONS)


**2 Options granted to Employees who are resident in Germany shall be granted under the rules in this Appendix.

**3 Such Options shall be designated "German Options" in the applicable Option Agreement.

Except as set forth in this Appendix, Options granted under this Appendix shall be deemed to have been granted under the Plan as if the same had been incorporated into this Appendix.

The following provisions shall apply in addition to or in substitution for, as the case may be, the provisions contained in the body of the Plan.

VESTING AND EXERCISABILITY:

An Option shall not be vested or exercisable for one year after the date of grant (allocation) of the Option. The Option shall become vested and exercisable beginning on the first anniversary of the date of grant (allocation) if the Employee is employed on each vesting date and has been employed continuously by a Group Company since the date of grant (allocation), according to the following schedule:


       ---------------------- ---------------------------
                              PERCENTAGE OF SHARES
       ANNIVERSARY  OF        BECOMING VESTED AND
        DATE OF GRANT         EXERCISABLE ON EACH DATE
       ---------------------- ---------------------------
       First                  25%
       ---------------------- ---------------------------
       Second                 25%
       ---------------------- ---------------------------
       Third                  25%
       ---------------------- ---------------------------
       Fourth                 25%
       ---------------------- ---------------------------

An Option shall not be vested and exercisable as to any shares as to which the vesting requirement specified above has not been satisfied, regardless of the circumstances under which the Employee's employment shall be terminated. Except as provided in Article 7 of the Plan, the number of shares as to which the Option may be exercised shall be cumulative, so that once the Option shall become vested and exercisable as to any shares, it shall continue to be exercisable and exercisable as to such shares, until expiration or termination of the Option. If at any time the number of shares that are vested and exercisable includes a fractional share, the number of shares as to which the Option shall actually be vested and exercisable shall be rounded down to the next whole share.

                                   APPENDIX C

GRANTS TO EMPLOYEES RESIDENT IN THE UNITED KINGDOM (U.K. OPTIONS)


NOTE: This Appendix applies to grants under a plan that has been approved by the UK Inland Revenue under Schedule 9 Income and Corporation Taxes Act 1988 ("Taxes Act").

When the plan has been so approved, Options granted to Employees who are resident in the United Kingdom shall be granted under the rules in this Appendix to the extent that this is permissible under this Appendix.

**4 Such Options shall be designated "Approved U.K. Options" in the applicable Option Agreement.

Except as set forth in this Appendix, Approved U.K. Options granted under this Appendix shall be deemed to have been granted under the Plan as if the same had been incorporated into this Appendix.

The following provisions shall apply in addition to or in substitution for, as the case may be, the provisions contained in the body of the Plan.


ARTICLE 1 - DEFINITIONS

         For the purpose of this Appendix, all expressions defined in the Plan shall have the same meaning in this Appendix, save that:

         "EMPLOYEE" means a person who is:

                  (a) a full-time director of the Company or a Group Company who is obliged to devote to the performance of the duties of his office or employment with that and any other Group Company not less than 25 hours per week (excluding meal breaks); or

                  (b)      an employee of the Company or a Group Company; and

                  (c) in either case, not precluded from participation in this Appendix by Paragraph 8 of Schedule 9 (material interest in a close company);

         "FAIR MARKET VALUE" means, as of any day:

                  (a) If and so long as the Shares are listed on The London Stock Exchange or the New York Stock Exchange, the closing price per Share as reported by a reputable and recognized reporting service as designated by the Board of Management or the Supervisory Board, or, if there shall have no such price so reported on that date, the price on the last preceding date on which such a price was so reported; and

                  (b) If the Shares are not so listed, the Fair Market Value (within the meaning of Part VIII of the United Kingdom's Taxation of Chargeable Gains Act 1992) of Shares, as agreed in advance, for the purposes of this Appendix, with the Shares Valuation Division of the Inland Revenue on that day;

         "SCHEDULE 9" means Schedule 9 of the Taxes Act;

         "SHARES" means ordinary shares of common stock in the capital of the Company which satisfy the requirements of Paragraphs 10 to 14 of
         Schedule 9;


ARTICLE 2 - GRANTING OF OPTIONS

1. Article 2.3 of the Plan shall apply to Approved U.K. Options granted under this Appendix only to the extent that such adjustment is approved in advance by the Inland Revenue under Schedule 9.

2. An Employee shall not be granted an Approved U.K. Option under this Appendix that would cause the Fair Market Value of the Shares subject to the Approved U.K. Option to exceed the amount permitted under paragraph 28(1) of Schedule 9 from time to time. When determining whether this amount has been reached, the Fair Market Value of Shares subject to the Approved U.K. Option that is to be granted to the Employee shall be included as well as the Fair Market Value of Shares that the Employee may acquire upon exercising Approved U.K. Options granted under this Appendix or any other discretionary Inland Revenue approved Scheme established by the Company or by an Affiliated Company.


ARTICLE 3 - PLAN ADMINISTRATION

         Article 3.3 of the Plan shall apply to Approved U.K. Options granted under this Appendix as if it read as follows:

                  "The Board of Management or the Supervisory Board, as the case may be, may:

                  (i) modify or amend the terms and conditions of any options provided that such modifications or amendments have been approved in advance by the Inland Revenue under Schedule 9;

                  (ii) institute an option exchange program in the event that Article 10.2 below applies;

                  (iii) authorize any officer of the Company to execute on behalf of the Company any instrument required to effect the grant of an Approved U.K. Option under this Appendix previously approved by the Board of Management or the Supervisory Board;

                  (iv) designate from time to time a brokerage or financial institution to process and administer the exercise of all Approved U.K. Options granted under this Appendix; and

                  (v) establish such other terms and requirements of the Approved U.K. Option not inconsistent with the Plan, this Appendix and
                           Schedule 9, and rules and requirements for carrying out the purpose of the Plan and this Appendix as it deems proper and in the best interests of the Company.

                           No member of the Board of Management or the Supervisory Board, as the case may be, shall be liable for any action or determination made in good faith. The determinations and interpretations of the Board of Management or the Supervisory Board, as the case may be, shall be binding and conclusive for all purposes and on all persons."


ARTICLE 4 - OPTION PRICE

1. Article 4.1 of the Plan shall apply to Approved U.K. Options granted under this Appendix as if it read as follows:

         "The price to be paid to acquire the Shares (the "Option Price") shall be no less than the Fair Market Value of the Shares."

2. Article 4.2 of the Plan shall apply to Approved U.K. Options granted under this Appendix as if it read as follows:

         "If, after the Option date, a variation of capital of the Company occurs, then the Option Price and/or the number of Shares with respect to which the Options have been granted, will be adjusted if reasonably necessary, in such a way that the intrinsic value of the Options immediately after such variation of capital is equal to the intrinsic value of the Options immediately before such variation, save that no adjustment shall be made under this Article 4.2 to an Approved U.K. Option at a time when this Appendix is approved by the Inland Revenue under Schedule 9 without the prior approval of the Inland Revenue. The Company shall notify the Inland Revenue of any actions which mean that this Appendix may no longer be so approved."

ARTICLE 5 - EXERCISE AND NON-TRANSFERABILITY

1. Article 5.3 of the Plan shall apply to Approved U.K. Options granted under this Appendix as if it read as follows:

         "Approved U.K. Options shall be exercised via notice provided by the Employee in any manner and in any form authorized by the Company from time to time, and paying in full, at the time the exercise notice is provided the total exercise price for the Shares being acquired. Any such notice of exercise shall state the number of Shares to be acquired pursuant to such exercise.

         At the time of exercise of an Approved U.K. Option, the exercise price for the Shares to be acquired shall be paid by any of the following methods or any combination of the following methods:

         (a)      in cash, or
         (b) by certified check, cashier's check or other check acceptable to the Company; or
         (c) by delivering to the Company (I) a properly completed exercise notice, (II) irrevocable instructions to a broker or other third party acceptable to the Company to hold the Shares being exercised as collateral for a loan to the Employee of an amount sufficient to cover the exercise price and to promptly deliver to the Company the amount of loan proceeds required to pay the full amount of the exercise price, and (III) any other documentation that the Company and the broker or other third party shall require to effect the transaction.

2. Article 5.4 of the Plan shall apply to Approved U.K. Options granted under this Appendix as if it read as follows:

         "An Approved U.K. Option granted under this Appendix shall not be transferable by the Employee other than to his personal representatives."

3. Article 5.5 of the Plan shall apply to Approved U.K. Options granted under this Appendix as if it included after "other restrictions on exercise of the Option during such period, if any, as may be determined by the Board of Management or the Supervisory Board, as the case may be," the words, "provided that any conditions of exercise shall be objective and stated in writing at the time an Option is granted."

4. Article 5 of the Plan shall apply to Approved U.K. Options granted under this Appendix as if it included an Article 5.6 as follows:

         "No Approved U.K. Option may be exercised at any time by a person who is prohibited from doing so by virtue of Paragraph 8 of Schedule 9."

5.       An Approved U.K. Option shall vest according to the following schedule:


       ---------------------- ---------------------------
                              PERCENTAGE OF SHARES
       ANNIVERSARY  OF        BECOMING VESTED AND
        DATE OF GRANT         EXERCISABLE ON EACH DATE
       ---------------------- ---------------------------
       First                  25%
       ---------------------- ---------------------------
       Second                 25%
       ---------------------- ---------------------------
       Third                  25%
       ---------------------- ---------------------------
       Fourth                 25%
       ---------------------- ---------------------------

ARTICLE 6 - DELIVERY OF SHARES AND RELATED MATTERS

1. The Plan shall apply to Approved U.K. Options granted under this Appendix as if it included Article 6.2 as follows:

         "Within thirty days after the Approved U.K. Option has been validly exercised by any person, the Company shall allot or transfer, or procure the allotment or transfer, of the number of Shares in respect of which the Approved U.K. Option has been exercised.

         Any Shares so allotted or transferred shall rank equally with other Shares of the same class for the time being in issue, save as regards any rights attaching to such Shares by reference to a record date prior to the date of allotment or transfer."

ARTICLE 7 - CONSEQUENCES OF TERMINATION OF EMPLOYMENT

1. Article 7.3 of the Plan shall apply to Approved U.K. Options granted under this Appendix as if it read as follows:

         "If the Employee is no longer employed within a Group Company for a reason other than those referred to in Articles 7.1 or 7.2 (or, in the case of a dispute, it is determined that the Company's claim on the application of Article 7.2 was not justified), any unexercised Approved U.K. Options will expire on the later of:

         (a)      six months from the termination of employment; or

         (b)      42 months from the date of grant of the Approved U.K. Option;
                  or

         (c) 42 months from the date on which the Employee last exercised an option in circumstances in which section 185 of the Taxes Act applied,

                  provided that such Approved U.K. Options may be exercised only to the extent that they were vested, exercisable and unconditional on the date of the termination of the employment."

ARTICLE 8 - FAIR MARKET VALUE OF THE SHARES

         Article 8 shall not apply to Approved U.K. Options granted under this Appendix.

ARTICLE 9 - TAXES AND SOCIAL SECURITY PREMIUMS:  WITHHOLDING

         Article 9 shall not apply to Approved U.K. Options granted under this Appendix.

ARTICLE 10 - MERGER AND TAKE-OVER

1. Article 10.1 of the Plan shall apply to Approved U.K. Options granted under this Appendix as if read as follows:

         "In case of a change of control (or ownership) of 50 percent or more of the Shares of the Company or merger of the Company with another enterprise to which the Shares in the Company have to be surrendered in exchange for the issue of other shares or in case of 50 percent or more of the Shares in the Company are taken over (collectively, a "Change in Control"), Approved U.K. Options may be exercised within a period of six months from the date of such Change in Control and, if not so exercised, shall lapse."

2. Articles 10.2 and 10.3 of the Plan shall not apply to Approved U.K. Options granted under this Appendix.

3. Article 10 of the Plan shall apply to Approved U.K. Options granted under this Appendix as if it included Article 10.2 as follows:

         "If any company (the "acquiring company") obtains control of the Company as a result of making:

         (a) a general offer to acquire the whole of the common stock of the Company which is made on a condition such that if it is satisfied the person making the offer will have control of the Company; or

         (b) a general offer to acquire all the shares in the Company which are of the same class of the Shares which may be acquired by the exercise of Approved U.K. Options,

                  any Employee may at any time within the appropriate period (which expression shall be construed in accordance with Paragraph 15(2) of Schedule 9) by agreement with the acquiring company, release any Approved U.K. Option which has not lapsed (the "old option") in consideration of the grant to him of an option (the "new option") which (for the purposes of that paragraph) is equivalent to the old option but relates to shares in a different company (whether the acquiring company itself or some other company falling within paragraph 10(b) or 10(c) of Schedule 9);

         The new option shall not be regarded for the purposes of this Article
         10.2 as equivalent to the old option unless the conditions set out in paragraph 15(3) of Schedule 9 are satisfied, but so that the provisions of this Appendix shall for this purpose be construed as if:

         (i) the new option were an Approved U.K. Option granted under this Appendix at the same time as the old option; and

         (ii) except for the purposes of the definition of "Affiliated Company" and "Group Company" in Article 1, the reference to CompleTel Europe NV in the Plan were a reference to the different company mentioned in this Article 10.2."

ARTICLE 14 - AMENDMENT AND TERMINATION

         Article 14 of the Plan shall apply to Approved U.K. Options granted under this Appendix as if it also included the following:

         "If an amendment is made to this Appendix or to the terms of an Approved U.K. Option at a time when this Appendix is approved by the Inland Revenue under Schedule 9, the approval will not thereafter have effect until the Inland Revenue have so approved it. The Company shall notify the Inland Revenue of any actions which mean that this Appendix may no longer be so approved."

                                   APPENDIX E

GRANTS TO EMPLOYEES RESIDENT IN THE UNITED STATES (US OPTIONS)


Options granted to Employees who are resident in the United States shall be granted under the rules in this Appendix.

Such Options shall be designated "US Options" in the applicable Option
Agreement.

Except as set forth in this Appendix, Options granted under this Appendix shall be deemed to have been granted under the Plan as if the same had been incorporated into this Appendix.

The following provisions shall apply in addition to or in substitution for, as the case may be, the provisions contained in the body of the Plan.

VESTING AND EXERCISABILITY:

An Option shall not be vested or exercisable for one year after the date of grant (allocation) of the Option. The Option shall become vested and exercisable beginning on the first anniversary of the date of grant (allocation) if the Employee is employed on each vesting date and has been employed continuously by a Group Company since the date of grant (allocation), according to the schedule determined by the Board of Management at the time the Option is granted, or if not so determined, according to the following schedule:


       ---------------------- ---------------------------
                              PERCENTAGE OF SHARES
       ANNIVERSARY  OF        BECOMING VESTED AND
        DATE OF GRANT         EXERCISABLE ON EACH DATE
       ---------------------- ---------------------------
       First                  25%
       ---------------------- ---------------------------
       Second                 25%
       ---------------------- ---------------------------
       Third                  25%
       ---------------------- ---------------------------
       Fourth                 25%
       ---------------------- ---------------------------


**5 An Option shall not be vested and exercisable as to any shares as to which the vesting requirement specified above has not been satisfied, regardless of the circumstances under which the Employee's employment shall be terminated. Except as provided in Article 7 of the Plan, the number of shares as to which the Option may be exercised shall be cumulative, so that once the Option shall become vested and exercisable as to any shares, it shall continue to be exercisable and exercisable as to such shares, until expiration or termination of the Option. If at any time the number of shares that are vested and exercisable includes a fractional share, the number of shares as to which the Option shall actually be vested and exercisable shall be rounded down to the next whole share.